                               SECOND AMENDMENT TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND WAIVER

         THIS SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "Amendment") is dated as of December 29, 2004, by and among Interface, Inc., Interface Europe Ltd., and Interface Europe B.V. (each a "BORROWER" and, collectively, the "BORROWERS"); the "Subsidiary L/C Account Parties" listed on the signature pages hereto; the "Lenders" listed on the signature pages hereto; and Wachovia Bank, National Association, as Domestic Agent, Multicurrency Agent and Collateral Agent (in each of such capacities, the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrowers, the Subsidiary L/C Account Parties, the Lenders, the L/C Issuers, and the Agent executed and delivered that certain Fifth Amended and Restated Credit Agreement dated as of June 17, 2003, as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement dated as of March 30, 2004 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Borrowers have requested that the Agent, the Lenders, and the L/C Issuers agree to certain amendments to the Credit Agreement as more fully set forth herein;

         WHEREAS, the Borrowers have requested that the Agent and the Lenders waive certain provisions of the Subsidiary Pledge and Security Agreement;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Subsidiary L/C Account Parties, the Lenders party hereto, the L/C Issuers party hereto, and the Agent hereby covenant and agree as follows:

         1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. AMENDMENTS TO CREDIT AGREEMENT; WAIVERS OF CERTAIN PROVISIONS OF SUBSIDIARY PLEDGE AND SECURITY Agreement.

                  (a) Effective automatically as of April 1, 2005, but subject to delivery to the Domestic Agent by Interface of its financial statements for its fiscal year ending on or about January 2, 2005 (as required by Section 7.07(b)), and a Compliance Certificate for such period (as required by Section 7.07(c)), the definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended so that it reads, in its entirety, as follows:

         "APPLICABLE MARGIN" shall mean, with respect to all outstanding Loans bearing interest based on the Base Rate, the Adjusted LIBO Rate or the UK Fixing Rate, for any day, the applicable percentage per annum determined from the chart set forth below based on the Fixed Charge Coverage Ratio (as determined from time to time in accordance with Section 7.09, whether or not Section 7.09 is then in effect) (PROVIDED that, with respect to each Eurocurrency Advance, the Applicable Margin shall include the Mandatory Cost Rate, as determined pursuant to the formula set forth on SCHEDULE 1.1(C) hereto):

------------- --------------------------------------------- ------------------ ------------------ -------------------
               Fixed Charge Coverage Ratio (as determined                         Applicable
                  from time to time in accordance with         Applicable         Margin for      Applicable Margin
Level          Section 7.09, whether or not Section 7.09     Margin for Base     Adjusted LIBO      for UK Fixing
                           is then in effect)                   Advances         Rate Advances      Rate Advances
------------- --------------------------------------------- ------------------ ------------------ -------------------
     I        Less than or equal to 1.00 to 1.00                  2.00               3.50                3.50
------------- --------------------------------------------- ------------------ ------------------ -------------------
     II       Greater than 1.00 to 1.00 but less than or
              equal to 1.25 to 1.00                               1.125              2.625              2.625
------------- --------------------------------------------- ------------------ ------------------ -------------------
    III       Greater than 1.25 to 1.00 but less than or
              equal to 1.50 to 1.00                               0.875              2.375              2.375
------------- --------------------------------------------- ------------------ ------------------ -------------------
     IV       Greater than 1.50 to 1.00 but less than or
              equal to 1.75 to 1.00                               0.50               2.00                2.00
------------- --------------------------------------------- ------------------ ------------------ -------------------
     V        Greater than 1.75 to 1.00 but less than Or          0.25               1.75                1.75
              equal to 2.00 to 1.00
------------- --------------------------------------------- ------------------ ------------------ -------------------
     VI       Greater than 2.00 to 1.00                           0.00               1.50                1.50
------------- --------------------------------------------- ------------------ ------------------ -------------------

         Each change in the Applicable Margin resulting from a change in the Fixed Charge Coverage Ratio (as determined from time to time in accordance with Section 7.09, whether or not Section 7.09 is then in effect) shall be effective with respect to outstanding Loans from and after the date that is ten (10) Business Days after the date of delivery to the Domestic Agent of the financial statements and certificates required by Section 7.07(a), (b)(i), and (c), as applicable, indicating such change, until the date that is ten (10) Business Days immediately following the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (i) from the Closing Date through the date that is ten (10) Business Days after delivery by Interface of its financial statements for its second fiscal quarter of its 2003 fiscal year pursuant to Section 7.07(b), the Applicable Margin shall be based on Level II, and (ii) at any time during which Interface has failed to deliver the financial statements and certificates when required by
         Section 7.07(a), (b)(i), and (c), as applicable, the Applicable Margin shall be based on Level I.

                  (b) Effective automatically as of the date that is ten (10) Business Days after the date of delivery to the Domestic Agent by Interface of its financial statements for its fiscal quarter ending on or about October 3, 2004 (as required by Section 7.07(b)), and a Compliance Certificate for such period (as required by Section 7.07(c)), the definition of "Applicable Unused Line Fee Rate" in Section 1.01 of the Credit Agreement shall be amended so that it reads, in its entirety, as follows:

         "APPLICABLE UNUSED LINE FEE RATE" shall mean the rate for any day to be used to calculate commitment fees payable by the Borrowers pursuant to
         Section 4.05(b), expressed as a percentage and determined from the chart set forth below based on the Fixed Charge Coverage Ratio (as determined from time to time in accordance with Section 7.09, whether or not Section 7.09 is then in effect):

      ------------ ------------------------------------------------------ ---------------------------------------
         Level     Fixed Charge Coverage Ratio (as determined from time           Applicable Unused Line
                    to time in accordance with Section 7.09, whether or                  Fee Rate
                            not Section 7.09 is then in effect)
      ------------ ------------------------------------------------------ ---------------------------------------
           I       Less than or equal to 1.00 to 1.00                                      1.00
      ------------ ------------------------------------------------------ ---------------------------------------
          II       Greater than 1.00 to 1.00 but less than or equal to                     0.75
                   1.25 to 1.00
      ------------ ------------------------------------------------------ ---------------------------------------
          III      Greater than 1.25 to 1.00 but less than or equal to                    0.625
                   1.50 to 1.00
      ------------ ------------------------------------------------------ ---------------------------------------
          IV       Greater than 1.50 to 1.00 but less than or equal to                     0.50
                   1.75 to 1.00
      ------------ ------------------------------------------------------ ---------------------------------------
           V       Greater than 1.75 to 1.00 but less than Or equal to                     0.50
                   2.00 to 1.00
      ------------ ------------------------------------------------------ ---------------------------------------
          VI       Greater than 2.00 to 1.00                                              0.375
      ------------ ------------------------------------------------------ ---------------------------------------

         Each change in the Applicable Unused Line Fee Rate resulting from a change in the Fixed Charge Coverage Ratio (as determined from time to time in accordance with Section 7.09, whether or not Section 7.09 is then in effect) shall be effective from and after the date that is ten
         (10) Business Days after the date of delivery to the Domestic Agent of the financial statements and certificates required by Sections 7.07(a),
         (b), and (c), as applicable, indicating such change, until the date that is ten (10) Business Days immediately following the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (i) from the Closing Date through the date that is ten (10) Business Days after delivery by Interface of its financial statements for the second fiscal quarter of its 2003 fiscal year pursuant to Section 7.07(b), the Applicable Commitment Fee Rate shall be based on Level II, and (ii) at any time during which Interface has failed to deliver the financial statements and certificates when required by Sections 7.07(a), (b), and
         (c), as applicable, the Applicable Unused Line Fee Rate shall be based on Level I.

                  (c) The definition of "Domestic L/C Subcommitment" in Section
1.01 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

         "DOMESTIC L/C SUBCOMMITMENT" shall mean, at any time for any Lender, the amount of such commitment of such Lender as set forth on SCHEDULE 1.1(A) hereto, as the same may be decreased from time to time pursuant to the terms of this Agreement. The aggregate amount of the Domestic L/C Subcommitments for all Lenders shall equal the lesser of (i) on or before April 30, 2005, Twenty-Two Million Dollars ($22,000,000) and, after April 30, 2005, Twenty Million Dollars ($20,000,000) and (ii) the total Domestic Syndicated Loan Commitments for all Lenders (in each case as may be decreased from time to time pursuant to the terms of this Agreement). The Domestic L/C Subcommitment shall be a subcommitment of the total Domestic Syndicated Loan Commitments.

                  (d) Section 9.09 of the Credit Agreement is hereby amended so that it reads, in its entirety, as follows:

         MONEY JUDGMENT. A judgment or order for the payment of money in excess of $10,000,000 or otherwise having a Materially Adverse Effect shall be rendered against Interface or any other Material Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

                  (e) Schedule 1.1(a) to the Credit Agreement hereby is superseded and replaced by the Schedule 1.1(a) in the form attached to this Amendment as Exhibit A.

                  (f) Interface has informed the Agent that Bentley Prince Street, Inc. ("BPS") has formed a Subsidiary, Bentley Prince Street B.V., a company organized under the laws of The Netherlands (the "NEW B.V."), and that the New B.V. would not constitute a "Material Subsidiary" or "Material U.K. Subsidiary." Interface, by executing and delivering this Amendment, and BPS, by executing and delivering the Acknowledgment and Agreement of Other Credit Parties attached hereto, acknowledge and agree that up to 65% of the equity interests of BPS in the New B.V. constitute Collateral under the Subsidiary Pledge and Security Agreement. Sections 4.1.4 and 4.7 of the Subsidiary Pledge and Security Agreement would, among other things, require that BPS enter into a pledge agreement under Dutch law to effect the pledge of such amount of the New B.V.'s equity interests to the Agent, for the benefit of the Lenders. Subject to the terms of this clause (f), the Agent and the Lenders waive those provisions of Sections 4.1.4 and 4.7 of the Subsidiary Pledge and Security Agreement which would otherwise require BPS to enter into a Dutch pledge agreement respecting such interest in the New B.V. or otherwise take any action to perfect the Agent's security interest in and to such equity interest in the New B.V. (other than actions which have already been taken); PROVIDED, HOWEVER, that the waiver provided in this clause (f) may be revoked in its entirety at any time by the Agent by the Agent's providing Interface with ten days' written notice thereof. Moreover, in consideration of the waiver granted herein, Interface agrees that it will promptly inform the Domestic Agent if the New B.V., as of the end of any of Interface's fiscal years, (i) has assets with a net book value in excess of $1,000,000 (or the Dollar Equivalent thereof) or (ii) the amount of the New B.V.'s EBIT for any such annual period, plus the New B.V.'s depreciation and amortization expenses for such period, exceeds $500,000 (or the Dollar Equivalent thereof). The waiver provided in this paragraph (f) is effective only with respect to the specific circumstances provided above, and, except as expressly provided herein, such waiver does not constitute any continuing waiver of any provision of the Credit Agreement or the Subsidiary Pledge and Security Agreement, all of which shall continue in full force and effect, except as set forth below in paragraph (g).

                  (g) Interface has informed the Agent that it is contemplating incorporating Interface Global Holdings ApS, an entity with limited liability incorporated and registered under the laws of Denmark (the "SPECIFIED Subsidiary") in Delaware as a "dual incorporated corporation" under the laws of the United States, and in connection therewith, change its name to Interface Global Company ApS (the "PROPOSED US INCORPORATION Transaction"), and that the Specified Subsidiary would then constitute a "Material Subsidiary (Domestic)" under the Credit Agreement. Pursuant to Section 2.1 of the Subsidiary Pledge and Security Agreement, Interface Overseas Holdings, Inc. (the "Grantor") previously pledged 65% of the total combined voting power of all classes of stock of the Specified Subsidiary. Since the Specified Subsidiary, if so incorporated in Delaware, will be a Material Subsidiary (Domestic), (1) Section 2.1 of the Subsidiary Pledge and Security Agreement would, among other things, require the Grantor to pledge all of the remaining shares of capital stock of the Specified Subsidiary owned by it in excess of the 65% previously pledged by it (the "GRANTOR ADDITIONAL SHARE PLEDGE REQUIREMENT"), and (2) Section 7.11(a) of the Credit Agreement would require that, promptly (not to exceed 15 Business Days after the event creating the Material Subsidiary (Domestic)), the Specified Subsidiary execute and deliver such documents as are necessary to have such Material Subsidiary (Domestic) become a Guarantor under the Domestic Guaranty Agreement (the "SPECIFIED SUBSIDIARY GUARANTY REQUIREMENT"), become a Grantor under the Subsidiary Pledge and Security Agreement (the "SIGNIFICANT SUBSIDIARY PLEDGOR REQUIREMENT", and deliver to the

Co-Agents documents of the kind described in Sections 5.01(c), (e), (f), (g),
(h), (i), and (cc), as applicable, all in form and substance satisfactory to the Co-Agents and the Collateral Agent (the "SIGNIFICANT SUBSIDIARY SUPPORTING DOCUMENTS REQUIREMENT"). In the event Interface decides to proceed with the Proposed US Incorporation Transaction, Interface has requested a waiver of the Grantor Additional Share Pledge Requirement and the Significant Subsidiary Pledgor Requirement, but has acknowledged and agreed that the Specified Subsidiary will satisfy the Specified Subsidiary Guaranty Requirement and the Significant Subsidiary Supporting Documents Requirement. Effective upon satisfaction of the conditions to effectiveness set forth in Section 11 hereof, the Agent and the Required Lenders (x) consent to the Proposed US Incorporation Transaction, and (y) solely in connection with the Proposed US Incorporation Transaction, waive the Grantor Additional Share Pledge Requirement and the Significant Subsidiary Pledgor Requirement, and agree that no Default or Event of Default shall occur under the Subsidiary Pledge and Security Agreement or the Credit Agreement by virtue of the Proposed US Incorporation Transaction, so long as the Specified Subsidiary satisfies the Specified Subsidiary Guaranty Requirement and the Significant Subsidiary Supporting Documents Requirement as required by Section 7.11(a) of the Credit Agreement; PROVIDED, that the Specified Subsidiary Guaranty Requirement must be satisfied within 15 Business Days, and the Significant Subsidiary Supporting Documents Requirement must be satisfied with 30 calendar days, in each case after the effective date of the incorporation of the Specified Subsidiary in Delaware. The waiver provided in this paragraph (g) is effective only with respect to the specific circumstances provided above, and, except as expressly provided herein, such waiver does not constitute any continuing waiver of any provision of the Credit Agreement or the Subsidiary Pledge and Security Agreement, all of which shall continue in full force and effect.

         3. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other documents executed and/or delivered in connection herewith.

         4. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Subsidiary L/C Account Parties. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         5. RATIFICATION. Each of the Borrowers and the Subsidiary L/C Account Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         7. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         8. NO DEFAULT. To induce the Agent, the Lenders, and the L/C Issuers to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Subsidiary L/C Account Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and
(ii) no right of offset, defense, counterclaim, claim or objection in favor of any of the Borrowers or any of the Subsidiary L/C Account Parties arising out of or with respect to any of the Loans or other obligations of the Borrowers or the Subsidiary L/C Account Parties owed to the Lenders or the L/C Issuers under the Credit Agreement or the other Credit Documents.

         9. FURTHER ASSURANCES. Each of the Borrowers and the Subsidiary L/C Account Parties agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         10. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York (without giving effect to the conflicts of law principles thereof, other than Section 5-1401 of the New York General Obligations Law).

         11. CONDITIONS PRECEDENT. This Amendment shall become effective only upon execution and delivery of (a) this Amendment by each of the Borrowers, each of the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Lenders, and the L/C Issuers and (b) the acknowledgement and agreement of the other Credit Parties in the form attached hereto.

                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, each of the Borrowers, the Subsidiary L/C Account Parties, the Agent (in its capacities as Domestic Agent, Multicurrency Agent, and Collateral Agent), the Lenders, and the L/C Issuers has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                WACHOVIA BANK, NATIONAL
                                ASSOCIATION, as Domestic Agent, Multicurrency Agent, Collateral Agent, Domestic L/C Issuer, UK Multicurrency L/C Issuer, and as a Lender


                                By:      /s/ Joseph L. White
                                    --------------------------------------------

                                Name:    Joseph L. White

                                Title:   Director

                                FLEET CAPITAL CORPORATION, as a Lender


                                By:      /s/ Sherry Lail
                                    --------------------------------------------

                                Name:    Sherry Lail

                                Title:   Senior Vice President

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION (for itself and
                                as successor in interest to
                                Transamerica Business
                                Capital Corporation), as a
                                Lender

                                By:      /s/ C. Mark Smith
                                    --------------------------------------------

                                Name:    C. Mark Smith

                                Title:   Duly Authorized Signatory

                                THE CIT GROUP/COMMERCIAL SERVICES,
                                INC., as a Lender


                                By:      /s/ M. Kim Carpenter
                                    --------------------------------------------

                                Name:    M. Kim Carpenter

                                Title:   Vice President

                                SIEMENS FINANCIAL SERVICES, INC., as a
                                Lender

                                By:      /s/ Frank Amodio
                                    --------------------------------------------

                                Name: Frank Amodio

                                Title:   Vice President - Credit

                                BORROWERS:

                                INTERFACE, INC.



                                By:      /s/ Patrick C. Lynch
                                    --------------------------------------------

                                Name:    Patrick C. Lynch

                                Title:   Vice President

                                INTERFACE EUROPE B.V.
                                INTERFACE EUROPE LTD.


                                By:      /s/ Raymond S. Willoch
                                    --------------------------------------------

                                Name:    Raymond S. Willoch

                                Title:   Director


                                SUBSIDIARY L/C ACCOUNT PARTIES:
                                ------------------------------

                                INTERFACE FLOORING SYSTEMS, INC.
                                INTERFACE FABRICS, INC.
                                INTERFACE ARCHITECTURAL RESOURCES,
                                   INC.

                                By:      /s/ Patrick C. Lynch
                                    --------------------------------------------

                                Name:    Patrick C. Lynch

                                Title:   Vice President

         ACKNOWLEDGMENT AND AGREEMENT OF OTHER CREDIT PARTIES

Each of the following has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written, thereby evidencing its acknowledgement and agreement to the same and its reaffirmation (in light of the content of such Amendment) of all of its obligations and covenants under the Credit Documents to which it is a party (including, without limitation, the Domestic Guaranty Agreements or UK Guaranty and Security Agreement):


                                  OTHER CREDIT PARTIES:
                                  --------------------

                                  ARCHITECTURAL FLOORS, INC.
                                  BENTLEY PRINCE STREET, INC. (f/k/a BENTLEY MILLS, INC.)
                                  BENTLEY MILLS, INC. (f/k/a BENTLEY ROYALTY COMPANY)
                                  INTERFACE FABRICS ELKIN, INC. (f/k/a CHATHAM, INC.)
                                  CARPET SERVICES OF TAMPA, INC.
                                  COMMERCIAL FLOORING SYSTEMS, INC.
                                  FLOORING CONSULTANTS, INC.
                                  INTERFACE FABRICS GUILFORD, INC. (f/k/a GUILFORD OF MAINE, INC.)
                                  INTERFACE AMERICAS, INC.
                                  INTERFACE ARCHITECTURAL RESOURCES, INC.
                                  INTERFACE FABRICS, INC.
                                  INTERFACE FABRICS MARKETING, INC. (f/k/a INTERFACE FABRICS GROUP MARKETING
                                      COMPANY)
                                  INTERFACE OVERSEAS HOLDINGS, INC.
                                  INTERFACE TEKNIT, INC.
                                  INTERFACEFLOR, INC.
                                  PANDEL, INC.
                                  QUAKER CITY INTERNATIONAL, INC.
                                  RE:SOURCE AMERICAS ENTERPRISES, INC.
                                  RE:SOURCE MINNESOTA, INC.
                                  RE:SOURCE NORTH CAROLINA, INC.
                                  RE:SOURCE NEW JERSEY, INC.
                                  RE:SOURCE NEW YORK, INC.
                                  RE:SOURCE OREGON, INC.
                                  RE:SOURCE SOUTH FLORIDA, INC.
                                  RE:SOURCE SOUTHERN CALIFORNIA, INC.
                                  RE:SOURCE WASHINGTON, D.C., INC.
                                  SOUTHERN CONTRACT SYSTEMS, INC.
                                  SUPERIOR/REISER FLOORING RESOURCES, INC.
                                  INTERFACE FABRICS FINISHING, INC.


                                  By:      /s/ Patrick C. Lynch
                                      --------------------------------

                                  Name: Patrick C. Lynch

                                  Title: Vice President

                                  STRATEGIC FLOORING SERVICES, INC.



                                  By:      /s/ Keith E. Wright
                                      --------------------------------

                                  Name: Keith E. Wright

                                  Title:   Treasurer



                                  INTERFACE REAL ESTATE HOLDINGS, LLC,
                                  BY:    BENTLEY PRINCE STREET, INC. (F/K/A
                                         BENTLEY MILLS, INC.), its sole member



                                  By:      /s/ Patrick C. Lynch
                                      ------------------------------------------

                                  Name: Patrick C. Lynch

                                  Title: Vice President

                                  INTERFACE AMERICAS HOLDINGS, LLC,
                                  By:  INTERFACE, INC., its sole member



                                  By:      /s/ Patrick C. Lynch
                                      ------------------------------------------

                                  Name: Patrick C. Lynch

                                  Title: Vice President

                                 INTERFACE AMERICAS RE:SOURCE TECHNOLOGIES, LLC,
                                 By:   INTERFACE FLOORING SYSTEMS, INC., its
                                       sole member



                                 By:      /s/ Patrick C. Lynch
                                     ------------------------------------------

                                 Name: Patrick C. Lynch

                                 Title: Vice President

                                  INTERFACE FABRICS LIMITED



                                  By:     /s/ Raymond S. Willoch
                                  ----------------------------------------------

                                  Name: Raymond S. Willoch

                                  Title:   Director